UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51217, 001-36693	20-1920798
(Commission File Number)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On August 9, 2017, Sears Holdings Corporation (the “Company”), through Sears Roebuck Acceptance Corp. and Kmart Corporation, entities wholly-owned and controlled, directly or indirectly by the Company, entered into a third amendment (the “Amendment”) to the Letter of Credit and Reimbursement Agreement dated December 28, 2016, as previously amended March 2, 2017 and August 1, 2017 (as amended, including by the Amendment, the “Amended LC Facility Agreement”), which provides for a $271 million secured standby letter of credit facility (the “LC Facility”) from JPP, LLC and JPP II, LLC (collectively, the “Initial Lenders”) and the other lenders party thereto from time to time, with Citibank, N.A., serving as administrative agent and issuing bank (the “Issuing Bank”). Mr. Edward S. Lampert, the Company’s Chief Executive Officer and Chairman, is the sole stockholder, chief executive officer and director of ESL Investments, Inc. (“ESL”), which controls JPP, LLC and JPP II, LLC.

The Amendment was entered into in connection with the Initial Lenders assigning $140 million of their commitments under the LC Facility to certain unaffiliated lenders. The Amendment modifies the definition of the “Required Lenders” whose consent is needed for certain amendments and other matters under the Amended LC Facility Agreement and would require any non-consenting lender to assign their commitments under the LC Facility to ESL, at ESL’s option. Citigroup Global Markets Inc. is serving as lead arranger and bookrunner for the LC Facility.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above, which is incorporated herein by reference.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements for a number of reasons, including, without limitation, risks and uncertainties relating to the Credit Agreement. Additional information concerning other factors is contained in the Company’s most recent annual report on Form 10-K and subsequent filings with the SEC. The Company intends these forward-looking statements to speak only as of the time made and, except as required by law, does not undertake to update or revise them as more information becomes available.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit 10.1	Third Amendment to Letter of Credit and Reimbursement Agreement, dated as of August 9, 2017, by and among Sears Holdings Corporation, Sears Roebuck Acceptance Corp., Kmart Corporation, the entities party thereto from time to time as L/C Lenders, and Citibank, N.A., as Administrative Agent and Issuing Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: August 10, 2017	By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1	Third Amendment to Letter of Credit and Reimbursement Agreement, dated as of August 9, 2017, by and among Sears Holdings Corporation, Sears Roebuck Acceptance Corp., Kmart Corporation, the entities party thereto from time to time as L/C Lenders, and Citibank, N.A., as Administrative Agent and Issuing Bank.